                                                                  EXHIBIT (b)(7)


[LOGO OF Merrill Lynch APPEARS HERE]
--------------------------------------------------------------------------------
Presentation to

General Motors Corporation
Board of Directors

Project Triple Play
Fairness Considerations

October 6, 1997

Project Triple Play -- Fairness Considerations
--------------------------------------------------------------------------------
Overview

 .    Currently, the economic interests in the value (and in any change of value)
     of each of Telecom, Delco and Defense are shared, in tracking stock form, by GM's Class H and $1-2/3 shareholders in the ratio of approximately 25%
     to 75%

 .    In the proposed transactions, all shareholders' tracking stock interests in
     Telecom (including approximately $3.9-$4.0 billion of new funding received from Defense) remain substantively unchanged (no change in percentage interest; no significant changes in terms)

 .    The Distribution Ratio of Defense Class A Stock also starts from a 25%
     (Class H)/75% ($1-2/3) allocation of shares, but is adjusted by the Net Transaction Effect which reflect all other aspects of the transactions

       .  Valued in dollars, the Net Transaction Effect consists of:

            - 25% of the amount of funding from Defense, if any, which is transferred by Hughes to GM (essentially reflecting the value of the Class H shareholders' tracking stock interest in such funding); plus

            - A proposed $1.625 billion "Base Amount"/(1)/ which takes into account all other factors, including primarily the relinquishment of the Class H shareholders' 25% tracking stock interest in Delco for the benefit of the $1-2/3 shareholders

       . The Net Transaction Effect is translated into an appropriate number of Class A shares of Defense/Raytheon valued for this purpose at the market value of Raytheon's common stock as determined pursuant to the formula used in the Defense/Raytheon merger agreement without giving effect to the "collar" provisions

 .    An important fairness consideration lies, therefore, in the analysis of the factors considered and reflected in the proposed $1.625 billion Net Transaction Effect Base Amount

-----------------
(1) I.e. $6.5 billion times the Class H Fraction, assumed in this presentation to equal 25%.

[LOGO OF MERRILL LYNCH APPEARS ON BOTTOM OF EACH PAGE]

Project Triple Play -- Fairness Considerations
-------------------------------------------------------------------------------
Delco Valuation -- Methodologies (1)


Public Comparables:
-------------------
 .  Several relevant peer groups considered

 .  Financial statistics annualized; unusual items and outliers eliminated

 . Delco considered with "no leverage" to be consistent with analyst expectations

 . Metrics considered include P/E Ratios and multiples of EBITDA and EBIT applied to 1997 and 1998 Delco results as projected by Delco management


Discounted Cash Flows:
----------------------
 .  Based on Delco management's stand-alone ten year projections of cash flows
   (1998 - 2002 business plan and 2003 - 2007 extended plan)

 . Also based on Delco and Delphi managements' ten years projections of incremental cash flows associated with Project Bronze and other benefits of a full combination of Delco and Delphi

 .  Three scenarios considered

 .  Discount rates determined through peer analysis

 .  Terminal values determined using EBITDA multiples and perpetuity analyses


Acquisition Comparables:
------------------------
 .  Selected transactions involving OEM suppliers

 . Metrics considered focus primarily on multiples of EBITDA and EBIT applied to 1997 and 1998 Delco results as projected by Delco management

-----------------
(1) All analytical data are based on Delco without DSO; valuation summaries include $97 million value for DSO.

Project Triple Play - Fairness Considerations
--------------------------------------------------------------------------------
Delco Valuation - DCF Case Summaries

                           ---------------------------------------------------------------------------------------------------------

                               I. Stand-Alone Case                    II. Competitive Case           III. Delco/Delphi Combination
------------------------------------------------------------------------------------------------------------------------------------
Conceptual Framework       Delco continues to operate as a         Delco forms alliance with         Full Delco/Delphi combination
                           separate electronics components         mechanical components             creates strong system design
                           supplier and does not seek              company which, short of a full    capability
                           systems capability                      combination, enables joint
                                                                   development of systems
------------------------------------------------------------------------------------------------------------------------------------
Basis for Projections      Delco management's stand-               . Delco management's stand-       . Delco management's stand-
                           alone ten year projections                alone ten year projections        alone ten year projections

                                                                   . Delco's share of synergies      . Full attribution to Delco of
                                                                     from Project Bronze as            all synergies resulting from
                                                                     projected by Delco and            Delco/Delphi combination
                                                                     Delphi managements                as projected by Delco and
                                                                                                       Delphi managements
------------------------------------------------------------------------------------------------------------------------------------
Revenues Projections

 . NAO Share (91% in 1998)  . Declines to 72% in 2007               . Declines to 81% in 2007         . Declines to 81% in 2007

 . Worldwide Share (20%
    in 1998)               . Declines to 16% in 2007               . Declines to 17% in 2002 but      . Declines to 17% in 2002 but
                                                                     recovers to 19% in 2007            recovers to 19% in 2007
------------------------------------------------------------------------------------------------------------------------------------
Operating Margin           Increases to 12% by 2002, then          Increases to 12% by 2002, then     Increases to 12% by 2002, then
                           declines to 10% in 2007                 stays at 12%                       stays at 12%
------------------------------------------------------------------------------------------------------------------------------------
Terminal Value Multiple    5.0x to 6.5x projected 2007             6.0x to 7.5x projected 2007        6.0x to 7.5x projected 2007
                           EBITDA                                  EBITDA                             EBITDA, except for
                                                                                                      administrative savings of $75
                                                                                                      mm/year assumed to continue
                                                                                                      at perpetuity with 0% growth
------------------------------------------------------------------------------------------------------------------------------------
WACC                       10% to 12% Range                        10% to 12% Range                   10% to 12% Range
------------------------------------------------------------------------------------------------------------------------------------

Project Triple Play - Fairness Considerations
--------------------------------------------------------------------------------
Delco Valuation - Summary (Dollars in Millions)

                           [BAR GRAPH APPEARS HERE]


Valuation Methodology         Valuation Range
---------------------         ---------------

Public Comparables            $4,400-$5,400

DCF Stand-Alone Case          $3,600-$4,700

DCF Competitive Case          $4,600-$6,000

DCF Delco/Delphi              $5,300-$7,000
   Combination

Acquisition Comparables       $5,600-$6,600

Project Triple Play - Fairness Considerations
--------------------------------------------------------------------------------
Summary of Factors Impacting Net Transaction Effect Base Amount

 . Valuation of 25% interest in Delco transferred from Class H earnings pool to $1-2/3 earnings pool

 .  Other material factors:

-----------------------------------------------------------------------------------------------------------------------
 Potential Impact       Impacting Class H Shareholders                Impacting $1-2/3 Shareholders
-----------------------------------------------------------------------------------------------------------------------
 POSITIVE           .  Asset based investment in                    .  Asset based investment in Defense/Raytheon in
                       Defense/Raytheon in lieu of tracking            lieu of tracking stock interest in Defense
                       stock interests in Defense and Delco            (elimination of potential tracking stock
                       (elimination of potential tracking stock        discount)
                       discount)
                                                                    .  Capture of benefits of Delco/Delphi
                    .  More focused Telecom investment                 combination at GM OEM level
                       (reduction of potential conglomerate
                       discount)                                    .  Elimination of goodwill charge related to
                                                                       Defense
                    .  5 year "call protection" from 120% optional
                       recapitalization of New Class H
-----------------------------------------------------------------------------------------------------------------------
 NEUTRAL            .  Likely higher volatility of New Class H      .  GM credit impact

                    .  Different dividend policy on New Class H     .  Profit sharing impact
-----------------------------------------------------------------------------------------------------------------------
 NEGATIVE           .  Transaction does not provide for             .  Forego for 5 years "call option" on New Class H
                       mandatory recapitalization at 120% of           at 120% of market value
                       market value although it does provide
                       substantial value
---------------------------------------------------------------------------------------------------------------------

Project Triple Play - Fairness Considerations
--------------------------------------------------------------------------------
Comparison of Net Transaction Effect Base Amount and Valuation of 25% of
Delco

                           [BAR GRAPH APPEARS HERE]



(Dollars in millions)

                            Valuation Range            Valuation Range
Valuation Methodology       for 100% of Delco          for 25% of Delco
---------------------       -----------------          ----------------

Public Comparables          $4,400-$5,400              $1,100-$1,350

DCF Stand-Alone Case        $3,600-$4,700              $900-$1,175

DCF Competitive Case        $4,600-$6,000              $1,150-$1,500

DCF Delco/Delphi            $5,300-$7,000              $1,075-$1,750
     Combination

Acquisition Comparables     $5,600-$6,600              $1,400-$1,650

--------------------------------------------------------------------

             Net Transaction Effect Base Amount:       $1,625

                       [MERRILL LYNCH LOGO APPEARS HERE]


-------------------------------------------------------------------------------

Appendix

Project Triple Play


Delco Valuation


September 29, 1997

Table of Contents
--------------------------------------------------------------------------------


       A.  Valuation Summary

       B.  Delco Financial Review

       C.  Project Bronze Summary

       D.  Valuations

           -  Discounted Cash Flow Analysis
           -  Comparable Public Companies Analysis
           -  Comparable Acquisitions Analysis

--------------------------------------------------------------------------------


                               VALUATION SUMMARY


--------------------------------------------------------------------------------

Project Triple Play
----------------------------------------------------------------------------------------------------------------------------

               Issue                                                            ML Treatment
----------------------------------------------------------------------------------------------------------------------------
 . Financial transition                                            . Use management updated forecasts as Base Case

  - Margin erosion (15.4% in 1994 to 10.2%                        . Consider sensitivity analyses:
     in 1997)                                                        i)  Non-NAO growth
  - Operations restructuring                                        ii)  NAO volumes
  - New management team                                           . Exclude one-time charges/benefits
  - Anticipation of Project Bronze

 . Project Bronze                                                  . Three Cases

  - Key strategic initiative to remain competitive                    - Stand-Alone without Project Bronze
  - Uncertain benefits and allocation of benefits                     - Stand-Alone with Delco's share of incremental
                                                                         cash flows from Project Bronze
                                                                      - Stand-Alone with full Project Bronze benefits
                                                                      - Different terminal year EBITDA multiples


 .  GM NAO customer concentration                                  .  Customer concentration balanced by customer partnership

     - 91% of GM NAO market share decreasing to 72% in 2007 without Project Bronze

 .  Significant growth in Non-NAO revenues

     - From 21% of total revenues in 1997 to
       42% by 2002

 .  Comparable acquisitions of control                            .  Acquisition multiple range is appropriate, but
                                                                    high-end may represent a "fully-valued" price
     - Acquisition of Minority Interest

Project Triple Play
--------------------------------------------------------------------------------
Delco Valuation--Methodology /(1)/

Discounted Cash Flows:

 . Based on Delco management's stand-alone ten year projections of cash flows
  (1998-2002 business plan and 2003-2007 extended plan)

 . Also based on Delco and Delphi managements' ten year projections of incremental cash flows associated with Project Bronze and other benefits of a full combination of Delco and Delphi

 . Three scenarios considered

 . Discount rates determined through peer analysis

 . Terminal values determined using EBITDA multiples and perpetuity analyses


Public Comparables:

 . Several relevant peer groups considered

 . Financial statistics annualized; unusual items and outliers eliminated

 . Delco considered with "no leverage" to be consistent with analyst expectations

 . Metrics considered include P/E Ratios and multiples of EBITDA and EBIT applied to 1997 and 1998 Delco results as projected by Delco management


Acquisition Comparables:

 . Selected transactions involving OEM suppliers

 . Metrics considered focus primarily on multiples of EBITDA and EBIT applied to 1997 and 1998 Delco results as projected by Delco management

------------------
   (1) All analytical data is based on Delco without DSO; valuation summaries include $97 million value for DSO.

Project Triple Play
--------------------------------------------------------------------------------
DCF Case Summaries


                                  I. Stand-Alone Case                 II. Competitive Case          III. Delco/Delphi Combination
-----------------------------------------------------------------------------------------------------------------------------------
Conceptual Framework          Delco continues to operate         Delco forms alliance with          Full Delco/Delphi combination
                              as a separate electronics          mechanical components company      creates strong system design
                              components supplier and            which, short of a full             capability
                              does not seek systems              combination, enables joint
                              capability                         development of systems
-----------------------------------------------------------------------------------------------------------------------------------
Basis for Projections         .  Delco management's stand-       .  Delco management's stand-       .  Delco management's  stand-
                                 alone ten year projections         alone ten year projections         alone ten year projections

                                                                 .  Delco's share of synergies      .  Full attribution to Delco
                                                                    from Project Bronze as             of all synergies resulting
                                                                    projected by Delco and Delphi      from Delco/Delphi
                                                                    managements                        combination as projected by
                                                                                                       Delco and Delphi managements

-----------------------------------------------------------------------------------------------------------------------------------
Revenues Projections

 .  NAO Share (91% in 1998)    .  Declines to 72% in 2007         .  Declines to 81% in 2007         .  Declines to 81% in 2007

 .  Worldwide Share            .  Declines to 16% in 2007         .  Declines to 17% in 2002 but     .  Declines to 17% in 2002 but
   (20% in 1998)                                                    recovers to 19% in 2007            recovers to 19% in 2007

-----------------------------------------------------------------------------------------------------------------------------------
Operating Margin              Increases to 12% by 2002, then     Increases to 12% by 2002, then     Increases to 12% by 2002, then
                              declines to 10% in 2007            stays at 12%                       stays at 12%
-----------------------------------------------------------------------------------------------------------------------------------
Terminal Value Multiple       5.0x to 6.5x projected 2007        6.0x to 7.5x projected 2007        6.0x to 7.5x projected 2007
                              EBITDA                             EBITDA                             EBITDA, except for
                                                                                                    administrative savings of $75
                                                                                                    mm/year assumed to continue at
                                                                                                    perpetuity with 0% growth
-----------------------------------------------------------------------------------------------------------------------------------
WACC                          10% to 12% Range                   10% to 12% Range                   10% to 12% Range
-----------------------------------------------------------------------------------------------------------------------------------

Project Triple Play
--------------------------------------------------------------------------------
Delco Valuation - Summary (Dollars in Millions)

                             [GRAPH APPEARS HERE]


Valuation Methodology                     Valuation Range
---------------------                     ---------------

Public Comparables                        $4,400-$5,400

DCF Stand-Alone Case                      $3,600-$4,700

DCF Competitive Case                      $4,600-$6,000

DCF Delco/Delphi                          $5,300-$7,000
 Combination

Acquisition Comparables                   $5,600-$6,600

--------------------------------------------------------------------------------

                            Delco Financial Review

--------------------------------------------------------------------------------

Delco Financial Review
-------------------------------------------------------------------------------------------------------------------------------
DE Income Statement, Excluding Project Bronze                                                Case: DE Base Plan


                                                                                                   Base Plan
                                                                                 ----------------------------------------------
                                    Historical                  Forecast                    Projected FYE December 31,
                          ------------------------------        --------         ----------------------------------------------
                           1994       1995         1996           1997            1998    1999      2000      2001        2002
                          ------     ------       ------        --------         ------  ------    ------    ------      ------
GM NAO Revenues                                                  $ 4,250         $4,068  $3,782    $3,571    $3,402      $3,332
Non GM NAO Revenues                                                1,115          1,245   1,493     1,817     2,127       2,414
                                                                 -------         ------  ------    ------     -----      ------
 Total Revenues           $5,171     $5,480       $5,311           5,365          5,313   5,275     5,388     5,529       5,746

Variable Costs
--------------
Material Costs                                                       ***            ***     ***       ***       ***         ***
                                                                 -------         ------  ------    ------     -----      ------

 Contribution                                                        ***            ***     ***       ***       ***         ***

Structural Costs (1)
--------------------
Manufacturing                                                        ***            ***     ***       ***       ***         ***
Engineering                                                          ***            ***     ***       ***       ***         ***
Commercial                                                           ***            ***     ***       ***       ***         ***
Other                                                                ***            ***     ***       ***       ***         ***
                                                                 -------         ------  ------    ------     -----      ------
 Total Structural                                                    ***            ***     ***       ***       ***         ***

Operating Profit          $ 795      $  869        $634(4)       $   545         $  591  $  632    $  644    $  666      $  691
 Profit Margin             15.4%       15.9%         11.9%          10.2%          11.1%   12.0%     12.0%     12.0%       12.0%

Gain/(Loss) on Disposals                                             (16)           (25)    (12)      (13)      (12)        (12)
JV/Royalty Income                                                      5             12      16        20        17          20
                                                                 -------         ------  ------    ------    ------      ------

EBIT                                                             $   534         $  578  $  636    $  651    $  671      $  699

Add:  Special Items (2)                                               25             -       -         -         -           -
                                                                 -------         ------  ------    ------    ------      ------

Adjusted EBIT                                                    $   559         $  578  $  636    $  651    $  671      $  699
 EBIT Margin                                                        10.4%          10.9%   12.1%     12.1%     12.1%       12.2%
Taxes                38%                                             212            220     242       247       255         266
                     ---                                         -------         ------  ------    ------    ------      ------

Tax Effected EBIT                                                $   346         $  358  $  394    $  404    $  416      $  433
                                                                 =======         ======  ======    ======    ======      ======

Memo:  EBITDA             $  937    $ 1,020       $  830         $   774         $  826  $  896    $  917    $  922      $  950

Balance Sheet Assumptions
-------------------------
 Working Capital                                                 $   228         $  290  $  392    $  497    $  586      $  605
 (Inc)/Dec in WC (3)                                                                (62)   (102)     (105)      (89)        (19)
 % of Change in Sales                                                               119%    272%      -92%      -63%         -9%
 Equity Investment                                                                  (14)      -         -       (12)         (3)
 % of Total Sales                                                                   0.3%    0.0%      0.0%      0.2%        0.1%

Cash Flow Assumptions
---------------------
 Capital Expenditures     $ (166)   $  (265)      $ (196)        $  (200)        $ (255) $ (270)   $ (260)   $ (260)     $ (250)
 % of Total Sales            3.2%       4.8%         3.7%            3.7%           4.8%    5.1%      4.8%      4.7%        4.4%
 D & A                       142        151          196             215            248      260      266       251         251
 % of Total Sales            2.8%       2.8%         3.7%            4.0%           4.7%     4.9%     4.9%      4.5%        4.4%
-------------------------------------------------------------------------------------------------------------------------------

                                                                   Extended Plan
                                                     ----------------------------------------
                                                              Projected FYE December 31,
                                          98 - '02   ----------------------------------------  03 - '07
                                           CAGR       2003    2004     2005    2006     2007    CAGR
                                           ----      ------  ------   ------  ------   ------   ----
GM NAO Revenues                            -4.9%     $3,311  $3,286   $3,259  $3,231   $3,199   -0.9%
Non GM NAO Revenues                        18.0%      2,633   2,855    3,084   3,314    3,541    7.7%
                                                     ------  ------   ------  ------   ------
Total Revenues                              2.0%      5,944   6,141    6,343   6,545    6,740    3.2%

Variable Costs
Material Costs                              ***
Contribution                                ***

Structural Costs (1)
Manufacturing                               ***
Engineering                                 ***
Commercial                                  ***
Other                                       ***

  Total Structural                          ***

Operating Profit                            4.0%      $ 687     $ 692  $  683   $ 680    $ 685   -0.1%
 Profit Margin                                         11.6%     11.3%   10.8%   10.4%    10.2%

Gain/(Loss) on Disposals                                (12)      (12)    (12)    (12)     (12)
JV/Royalty Income                                        20        20      20      20       20
                                                      -----     -----  ------   -----    -----

EBIT                                        4.9%      $ 695     $ 700  $  691   $ 688    $ 693   -0.1%

Add: Special Items (2)                                   -         -       -       -        -
                                                      -----     -----  ------   -----    -----


Adjusted EBIT                               4.9%      $ 695     $ 700  $  691   $ 688    $ 693   -0.1%
 EBIT Margin                                           11.7%     11.4%   10.9%   10.5%    10.3%


Taxes                38%                                264       266     263     261      263
                     ---                              -----     -----  ------   -----    -----
Tax Effected EBIT                           4.9%      $ 431     $ 434  $  428   $ 427    $ 430   -0.1%
                                                      =====     =====  ======   =====    =====


Memo: EBITDA                                3.6%      $ 956     $ 970  $  970   $ 976    $ 990    0.9%

Balance Sheet Assumptions
 Working Capital                                      $ 623     $ 641  $  659   $ 677    $ 695
 (Inc)/Dec in WC (3)                                    (18)      (18)    (18)    (18)     (18)
 % of Change in Sales                                    -9%       -9%     -9%     -9%      -9%
 Equity Investment                                       (6)       (6)     (6)     (7)      (7)
 % of Total Sales                                       0.1%      0.1%    0.1%    0.1%     0.1%

Cash Flow Assumptions
 Capital Expenditures                                 $(259)    $(270) $ (281)  $(293)   $(304)
 % of Total Sales                                       4.4%      4.4%    4.4%    4.5%     4.5%
 D & A                                                  262       270     279     288      297
 % of Total Sales                                       4.4%      4.4%    4.4%    4.4%     4.4%

--------------------
(1) Assumes structural costs are fixed through the year 2001; afterwards, these costs are based on a % of sales.
(2) Adjusted for the losses associated with the Oklahoma City and Pontiac East strikes.
(3)  1998 - 2002 reflects the NAO credit term conversion.
(4) Excludes $120 million of charges associated with strikes and $140 million of one-time benefits.

*** [CONFIDENTIAL PORTIONS OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL
    TREATMENT REQUEST.]

Delco Financial Review
--------------------------------------------------------------------------------
Base/Extended Business Plan

        Total Sales

[GRAPH APPEARS HERE]

                       Delco
     Competitive      Stand-
            Case       Alone
1994      $5,171      $5,171
1995       5,480       5,480
1996       5,311       5,311
1997       5,365       5,365
1998       5,313       5,313
1999       5,275       5,275
2000       5,388       5,388
2001       5,529       5,529
2002       5,746       5,746
2003       6,071       5,944
2004       6,427       6,141
2005       6,815       6,343
2006       7,237       6,545
2007       7,694       6,740

           EBIT

[GRAPH APPEARS HERE]

                       Delco
     Competitive      Stand-
            Case       Alone
1994        $795        $795
1995         869         869
1996         674         674
1997         559         559
1998         578         578
1999         636         636
2000         651         651
2001         671         671
2002         699         699
2003         723         695
2004         764         700
2005         816         691
2006         865         688
2007         931         693

           EBITDA

[GRAPH APPEARS HERE]

                       Delco
     Competitive      Stand-
            Case       Alone
1994        $937        $937
1995       1,020       1,020
1996         870         870
1997         774         774
1998         826         826
1999         896         896
2000         917         917
2001         922         922
2002         950         950
2003         985         956
2004       1,036         970
2005       1,099         970
2006       1,161         976
2007       1,241         990

        EBIT Margin

[GRAPH APPEARS HERE]

                       Delco
     Competitive      Stand-
            Case       Alone
1994       15.4%       15.4%
1995       15.9%       15.9%
1996       12.7%       12.7%
1997       10.4%       10.4%
1998       10.9%       10.9%
1999       12.1%       12.1%
2000       12.1%       12.1%
2001       12.1%       12.1%
2002       12.2%       12.2%
2003       11.9%       11.7%
2004       11.9%       11.4%
2005       12.0%       10.9%
2006       12.0%       10.5%
2007       12.1%       10.3%

Delco Financial Review
--------------------------------------------------------------------------------
Base/Extended Business Plan

                               Operating Profit

[GRAPH APPEARS HERE]

                                                 Delco
                             Competitive        Stand-
                                    Case         Alone
1994                                $795          $795
1995                                 869           869
1996                                 674           674
1997                                 545           545
1998                                 591           591
1999                                 632           632
2000                                 644           644
2001                                 666           666
2002                                 691           691
2003                                 715           687
2004                                 756           692
2005                                 808           683
2006                                 857           680
2007                                 923           685

                            Operating Profit Margin

[GRAPH APPEARS HERE]

                                                 Delco
                             Competitive        Stand-
                                    Case         Alone
1994                               15.4%         15.4%
1995                               15.9%         15.9%
1996                               12.7%         12.7%
1997                               10.2%         10.2%
1998                               11.1%         11.1%
1999                               12.0%         12.0%
2000                               12.0%         12.0%
2001                               12.0%         12.0%
2002                               12.0%         12.0%
2003                               11.8%         11.6%
2004                               11.8%         11.3%
2005                               11.9%         10.8%
2006                               11.8%         10.4%
2007                               12.0%         10.2%

                           Unlevered Free Cash Flow

[GRAPH APPEARS HERE]

                                                 Delco
                             Competitive        Stand-
                                    Case         Alone
1998                                $253          $253
1999                                 287           287
2000                                 309           309
2001                                 295           295
2002                                 408           408
2003                                 415           406
2004                                 432           408
2005                                 455           401
2006                                 476           398
2007                                 507           400

--------------------------------------------------------------------------------

                            Project Bronze Summary

--------------------------------------------------------------------------------

Project Bronze Summary
--------------------------------------------------------------------------------

Definition:

 . Project Bronze is the merger of Delco and Delphi to improve the overall competitiveness of both organizations

     . Mechanical, electrical and electro-mechanical components

     . Delco and Delphi together achieve integrated "systems" capabilities

     . Global integrated operations

     . Continue to leverage GM volume base


Key Observations:

 . Significant savings potential from redesigned systems ("joint architecture project") and administrative savings

 . Access to larger non-GM customer base for Delco

 . Incremental revenues and higher margins

Project Bronze Summary
--------------------------------------------------------------------------------

Key Assumptions of Project Bronze:

 . Full benefit of redesigned automotive systems realized by 2007

 . Delco retains $20-$25 (or ***) of the total ***/vehicle savings per GM NAO vehicle achieved through redesign of key systems (note: this analysis details the $20 case and considers the $25 case in the sensitivity analysis)

 . Benefit of reduced selling, general and administrative expenses accrue entirely to combined entity in a merger

 . Bronze enables Delco to have 81% of the NAO business in 2007, instead of 72% without Bronze

 . Bronze improves Delco's ability to achieve additional non-NAO sales from a larger customer base

 . Delco sustains a 12% operating profit margin between 2003 and 2007 under Project Bronze (prior to incremental Delphi profits and structural savings) as compared to a fall to 10% by 2007 without Bronze

*** [CONFIDENTIAL PORTIONS OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL
    TREATMENT REQUEST.]

Project Bronze Summary
--------------------------------------------------------------------------------
Incremental After-Tax Cash Flow Benefit from Project Bronze ($20/Vehicle Savings)/(1)/

                                              1998P   1999P   2000P   2001P   2002P   2003P   2004P   2005P   2006P   2007P
                                             ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Incremental Sales
  Delco                                       $  --   $  --    $ --    $ --    $ --    $127    $286    $472    $692    $954
  Delphi                                         --      --      --      --      --     241     489     746   1,010   1,283
                                             ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Total Incremental Sales                          --      --      --      --      --     368     775   1,218   1,702   2,237

Incremental Operating Profit
  Delco                                         ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
  Delphi                                        ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
  Structural Savings                            ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
                                             ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Total Incremental Operating Profit                8      50      75      75      75     134     201     295     380     476

Other Cash Flow Items
  Delco:  D&A                                    --      --      --      --      --       1       2       4       8      13
          CAPEX                                  --      --      --      --      --      (6)    (14)    (24)    (35)    (48)
          Working Capital                        --      --      --      --      --      (3)     (3)     (4)     (4)     (5)
          Equity Investment                      --      --      --      --      --     --      --      --       (1)     (1)
  Delphi: D&A                                    --      --      --      --      --       5      10      15      17      18
          CAPEX & Tooling                        --      --      --      --      --     (22)    (23)    (24)    (25)    (25)
          Working Capital                        --      --      --      --      --      (5)     (5)     (5)     (5)     (5)

Incremental Unlevered Free Cash Flow/(2)(3)/
  Delco                                         ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
  Delphi                                        ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
  Structural Savings                            ***     ***     ***     ***     ***     ***     ***     ***     ***     ***
                                             ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Total Incremental Unlevered FCF                   5      31      47      47      47      53      92     146     192     244
                                             ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

--------------------------
(1) Excludes Non-Operating Profit.
(2) Unlevered Free Cash Flow = Tax Effected EBIT (Operating Profit) + D&A - CAPEX - Equity Investment - Tooling - Change in Non-Cash Working Capital.
(3) Assumes a 38% tax rate.

*** [CONFIDENTIAL PORTIONS OMITTED PURSUANT TO A SEPARATELY FILED CONFIDENTIAL
    TREATMENT REQUEST.]

--------------------------------------------------------------------------------

                                  Valuations

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Discounted Cash Flow Analysis

--------------------------------------------------------------------------------

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
Assumptions

 .  A Stand-Alone Base Case DCF Model was created using Management's
   Base/Extended Business Plan without including any pro forma effects of Project Bronze

 . Three cases illustrate the build-up of Delco's Stand-Alone cash flows with the effects of Project Bronze

--------------------------------------------------------------------------------

                                    Case 1
                               Stand-Alone Case

 . Base Case projections

 . Operating margin increases to 12% by 2002 and then declines to 10% in 2007

 . Share of worldwide market declines to 16% by 2007 from 20% in 1998

 . Terminal value multiple at 5.0 - 6.5x


                                    Case 2
                               Competitive Case

 . Transaction occurs to remain competitive

 . Only Delco's share of incremental cash flows from Project Bronze included

 . Delco operating margin of 12% achieved and sustained through 2007

 . Terminal value multiple at 6.0 - 7.5x


                                    Case 3
                           Delco/Delphi Combination

 . Full incremental cash flow benefits of Project Bronze including structural savings

 . Delco operating margin of 12% achieved and sustained through 2007

 . Terminal value multiple for Delco/Delphi cash flows at 6.0 - 7.5x

 . Structural savings experience 0% growth in perpetuity

--------------------------------------------------------------------------------

 .  Discount rates are based on WACCs for peer companies (10-12%)

 .  Terminal values are based on comparable company analysis

     . 6.0 - 7.5x 1997 EBITDA for "normalized competitive company" (with Project Bronze)

     .  5.0 - 6.5x 1997 EBITDA for non-competitive company (without Project
        Bronze)


Project Bronze Summary
----------------------------------------------------------------------------------
DCF Value of Project Bronze (Dollars in Millions)


----------------------------------------------------------------------------------
                                PV of Incremental Delco
                                      Cash Flows
----------------------------------------------------------------------------------


                          PV of Equity Value as a Multiple of
                                      FY07 EBITDA
----------------------------------------------------------------------------------
               6.0x            6.5x                     7.0x                  7.5x
               ----            ----                     ----                  ----

 10.0%         $778            $833                     $888                  $943

 11.0%          712             762                      812                   863

 12.0%          652             698                      744                   790


                               Implied After-Tax EBIT
                             Growth Rate in Perpetuity
  --------------------------------------------------------------------------------

               6.0x             6.5x                     7.0x                 7.5x
               ----             ----                     ----                 ----

 10.0%         1.3%             1.9%                     2.4%                 2.9%

 11.0%         2.2%             2.8%                     3.4%                 3.8%

 12.0%         3.1%             3.8%                     4.3%                 4.8%


----------------------------------------------------------------------------------
                            PV of Incremental Delphi
                                    Cash Flows
----------------------------------------------------------------------------------


                       PV of Equity Value as a Multiple of
                                   FY07 EBITDA
----------------------------------------------------------------------------------

               6.0x            6.5x                     7.0x                  7.5x
               ----            ----                     ----                  ----

 10.0%         $495            $528                     $562                  $595

 11.0%          453             483                      514                   545

 12.0%          415             443                      471                   499


                              Implied After-Tax EBIT
                            Growth Rate in Perpetuity
----------------------------------------------------------------------------------

               6.0x             6.5x                     7.0x                 7.5x
               ----             ----                     ----                 ----

 10.0%         0.3%             1.0%                     1.6%                 2.1%

 11.0%         1.2%             1.9%                     2.5%                 3.0%

 12.0%         2.1%             2.8%                     3.4%                 3.9%


                        Implied PV of Terminal Value as a

----------------------------------------------------------------------------------
                                 PV of Structural
                                      Savings
----------------------------------------------------------------------------------

                             PV of Equity Value Using
                            Growth Rate in Perpetuity
----------------------------------------------------------------------------------

               0.0%            1.0%                     2.0%                 3.0%
               ----            ----                     ----                 ----

 10.0%         $414            $436                     $464                 $499

 11.0%          373             389                      409                  435

 12.0%          338             351                      366                  385


                             Multiple of FY07 EBITDA
----------------------------------------------------------------------------------

               0.0%             1.0%                     2.0%                 3.0%
               ----             ----                     ----                 ----

 10.0%         6.2x             7.0x                     7.9x                 9.1x

 11.0%         5.6x             6.3x                     7.0x                 8.0x

 12.0%         5.2x             5.7x                     6.3x                 7.1x

        ---------------------------------------------------------------
           Total Project Bronze Valuation  $1,400 - 2,000 million
        ---------------------------------------------------------------

Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
DCF Valuation Summary (Dollars in Millions)


    Case 1 - Stand-Alone Case                       Case 2 - Competitive Case                 Case 3 - Delco/Delphi Combination
       Delco Stand-Alone                       Delco Stand-Alone with Incremental            Delco Stand-Alone with Full Project
                                                        Delco Cash Flows                                   Bronze
-------------------------------------         -------------------------------------         -------------------------------------

  Total: Case 1 - Delco Stand-Alone                     Delco Stand-Alone                             Delco Stand-Alone
-------------------------------------         -------------------------------------         -------------------------------------
 PV of Equity Value as a Multiple of           PV of Equity Value as a Multiple of           PV of Equity Value as a Multiple of
           FY07 EBITDA                                     FY07 EBITDA                                   FY07 EBITDA
-------------------------------------         -------------------------------------         -------------------------------------
     5.0x     5.5x     6.0x     6.5x               6.0x     6.5x     7.0x     7.5x               6.0x     6.5x     7.0x     7.5x
    ------   ------   ------   ------             ------   ------   ------   ------             ------   ------   ------   ------
10% $3,998   $4,190   $4,383   $4,575         10% $4,383   $4,575   $4,767   $4,959         10% $4,383   $4,575   $4,767   $4,959
                               ------                                        ------                                        ------
11%  3,736    3,912    4,088    4,263         11%  4,088    4,263    4,439    4,614         11%  4,088    4,263    4,439    4,614
12%  3,497    3,657    3,818    3,978         12%  3,818    3,978    4,139    4,299         12%  3,818    3,978    4,139    4,299
     ------                                        -----                                         -----
-------------------------------------         -------------------------------------         -------------------------------------

                                             Project Bronze - Incr. Delco Cash Flows       Project Bronze - Incr. Delco Cash Flows
                                             ---------------------------------------       ---------------------------------------
                                               PV of Equity Value as a Multiple of           PV of Equity Value as a Multiple of
                                                          FY07 EBITDA                                   FY07 EBITDA
                                             ---------------------------------------       ---------------------------------------
                                                    6.0x     6.5x     7.0x     7.5x               6.0x     6.5x     7.0x     7.5x
                                                    ----   ------    ------   -----            ------   ------   ------    ------

                                              10%   $778     $833     $888     $943         10%   $778     $833     $888     $943
                                                                               ----                                          ----
                                              11%    712      762      812      863         11%    712      762      812      863
                                              12%    652      698      744      790         12%    652      698      744      790
                                                    ----                                          ----
                                             ---------------------------------------       ---------------------------------------

                                                                                              Project Bronze - Incr. Delphi and
                                                Total:  Case 2 - Competitive Case                     Structural Savings
                                             ---------------------------------------       ---------------------------------------
                                               PV of Equity Value as a Multiple of             PV of Equity Value (Mult of FY07
                                                          FY07 EBITDA                                  EBITDA & 0% Perp)
                                             ---------------------------------------       ---------------------------------------
                                                   6.0x     6.5x     7.0x     7.5x
                                                  ------   ------   ------   ------

                                              10% $5,160   $5,408   $5,655   $5,902         10%   $909     $943     $976   $1,010
                                                                             ------                                        ------
                                              11%  4,799    5,025    5,251    5,477         11%    825      856      887      917
                                              12%  4,469    4,676    4,882    5,089         12%    753      781      809      837
                                                  ------                                          ----
                                             ---------------------------------------       ---------------------------------------

                                                                                           Total: Case 3 - Delco/Delphi Combination
                                                                                           ---------------------------------------
                                                                                             PV of Equity Value as a Multiple of
                                                                                                        FY07 EBITDA
                                                                                           ---------------------------------------
                                                                                                 6.0x     6.5x     7.0x     7.5x
                                                                                                ------   ------   ------   ------

                                                                                            10% $6,070   $6,350   $6,631   $6,912
                                                                                                                           ------
                                                                                            11%  5,625    5,881    6,138    6,394
                                                                                            12%  5,222    5,457    5,691    5,926
                                                                                                ------
                                                                                           ---------------------------------------

 TOTAL ------------------------------        ---------------------------------------       ---------------------------------------
 RANGE       $3,500     TO     $4,600                $4,500        TO        $5,900             $5,200         TO          $6,900
       ------------------------------        ---------------------------------------       ---------------------------------------

                     Note: Represents $20/Vehicle Savings.

Discounted Cash Flow Valuation
--------------------------------------------------------------------------------
DCF Stand-Alone Case Sensitivity Summary (Dollars in Millions)

                                                                            Valuation Range
                                                                     -----------------------------
     Base Case
        . Discount rate of 10% - 12%                                              $3,500 - $4,600
        . Terminal multiple of 5.0x - 6.5x


     Scenario #1:  Non-NAO Revenue Growth Sensitivity                             $3,000 - $3,900
        .  1998 - 2002 annual growth rate of 11%                     sensitivity:  ($500) - ($700)
        .  2003 - 2007 annual growth rate of 5%
        .  Structural costs remain fixed through 2001
        .  Operating margins remain constant for 2003 - 2007

     Scenario #2:  NAO Vehicle Volume Sensitivity                                 $3,300 - $4,400
        .  5% Reduction in volume for 1999                           sensitivity:  ($200) - ($200)
        .  10% Reduction in volume for 2000
        .  5% Reduction in volume for 2001
        .  Structural costs remain fixed through 2001


Discounted Cash Flow Valuation
---------------------------------------------------------------------------------------------------------------
DCF Competitive Case Sensitivity Summary (Dollars in Millions)

                                                                        Valuation Range
     Competitive Case                                               ------------------------
        .  Discount rate of 10% - 12%                                   $4,500 - $5,900
        .  Terminal multiple of 6.0x - 7.5x
        .  $20/vehicle savings


    Scenario #1:  Vehicle Savings Sensitivity                           $4,600 - $6,000

        .  $25/vehicle savings                                       sensitivity: $100 - $100
        .  Other assumptions remain the same

--------------------------------------------------------------------------------

                     Comparable Public Companies Analysis

--------------------------------------------------------------------------------

Comparable Public Companies Analysis
--------------------------------------------------------------------------------
Summary of Multiples
($ in millions)

--------------------------------------------------------------------------------------------------------
          Method                       Range                 Delco Values         Implied Valuations
--------------------------------------------------------------------------------------------------------
       LTM EBITDA:                 6.0x  -   7.5x               $  774             $4,600  -  $5,800
--------------------------------------------------------------------------------------------------------
      1997E EBITDA:                5.5x  -   7.0x               $  774             $4,300  -  $5,400
--------------------------------------------------------------------------------------------------------
       1997E EBIT:                 8.0x  -  10.0x               $  559             $4,500  -  $5,600
--------------------------------------------------------------------------------------------------------
      1997E Sales:                 0.6x  -   0.9x               $5,365             $3,200  -  $4,800
--------------------------------------------------------------------------------------------------------
       1997 P/E:                  13.0x  -  15.0x               $  346             $4,500  -  $5,200
--------------------------------------------------------------------------------------------------------
       1998 P/E:                  11.0x  -  13.0x               $  358             $3,900  -  $4,700
--------------------------------------------------------------------------------------------------------
                                                                Selected Range:    $4,300  -  $5,300
--------------------------------------------------------------------------------------------------------

Comparable Public Companies Analysis
--------------------------------------------------------------------------------
Selected Groupings

                                                Non-System Suppliers (Pure                 Conglomerates w/ Auto Sales
        Systems Suppliers/(1)/                         Components)                       greater than $1.5 billion/(2)/
-----------------------------------           ------------------------------             -------------------------------
Borg-Warner                                   Arvin                                      AlliedSignal
Dana                                          Breed Technologies                         Eaton
Johnson Controls                              Donnelly                                   ITT
Lear                                          Dura Automotive                            Tenneco
Magna                                         Excel                                      Textron
Tower Automotive                              Gentex                                     TRW
Walbro                                        Hayes Wheels                               United Technologies
                                              Intermet
                                              MascoTech
                                              Simpson Industries
                                              Standard Products

--------------------------------------
(1)  Excludes Conglomerates
(2)  Auto Sales represent less than 70% of total sales

Comparable Public Companies Analysis
--------------------------------------------------------------------------------
Systems Suppliers*
($ in millions)

                             [GRAPH APPEARS HERE]


     1997E Earnings        1998E Earnings     LTM EBITDA       1997E EBITDA      1998E EBITDA    Average

     $4,300-$5,600          $4,000-$5,200     $3,900-$6,100     $4,200-$5,600    $4,200-$5,600    $5,000

Multiple  High  16.1x           14.6x             7.9x             7.2x              6.8x
          Mean  14.7            13.0              6.8              6.5               5.9
           Low  12.4            11.1              5.0              5.4               5.3
   Delco Value $346            $358              $774             $774              $826

 * All figures exclude outliers.

Comparable Public Companies Analysis
--------------------------------------------------------------------------------
Systems Suppliers

[GRAPH APPEARS HERE]

Company                 1998 P/E Ratio/(1)/
-------                 -------------------

BWA                     11.1x
DCN                     12.7x
JCI                     13.5x
LEA                     14.6x
MGA                     13.3x
TWR                     14.6x
WALB                    11.5x

Average                 13.0x


[GRAPH APPEARS HERE]

Company                 Market Cap/LTM EBIT
-------                 -------------------

BWA                      9.1x
DCN                     10.9x
JCI                      8.2x
LEA                      9.9x
MGA                      9.4x
TWR                     16.2x
WALB                    16.4x

Average                 10.6x*


[GRAPH APPEARS HERE]

Company                 Market Cap/LTM EBITDA
-------                 ---------------------

BWA                     6.1x
DCN                     7.9x
JCI                     5.0x
LEA                     7.2x
MGA                     6.9x
TWR                     9.9x
WALB                    7.6x

Average                 6.8x**


[GRAPH APPEARS HERE]

Company                 Market Cap/1997 E LTM EBITDA/(2)/
-------                 ---------------------------------

BWA                      5.8x
DCN                      7.2x
JCI                      5.4x
LEA                      7.0x
MGA                      7.0x
TWR                     11.7x
WALB                     6.6x

Average                  6.5x**


-----------------
(1)  Estimates based on calendarized First Call consensus projections.
(2) Projections were obtained from Value Line except for Tower Automotive. Projections for Tower Automotive were obtained from Bear Stearns research (7/17/97).
*  Excluded WALB.
** Excludes TWR.

Comparable Public Companies Analysis
--------------------------------------------------------------------------------
Non-Systems Suppliers*
($ in millions)

                             [GRAPH APPEARS HERE]



     1997E Earnings        1998E Earnings     LTM EBITDA       1997E EBITDA      1998E EBITDA       Average
     --------------        --------------     ----------       ------------      ------------       -------

     $3,600-$5,400          $3,300-$5,100     $2,900-$6,000     $2,900-$6,500    $2,900-$6,100       $4,400

Multiple  High  15.6x           14.2x              7.8x             8.4x              7.4x
          Mean  13.4            11.7               6.1              5.5               5.2
           Low  10.4             9.3               3.7              3.7               3.5

   Delco Value  $346            $358              $774             $774              $826




----------------
*  All figures exclude outliers

Comparable Public Companies Analysis
--------------------------------------------------------------------------------
Non-Systems Suppliers


[GRAPH APPEARS HERE]

Company                      1998 P/E Ratio/(1)/
-------                      -------------------
ARV                          13.4x
BDT                          12.2x
DON                          13.1x
DRRA                         14.0x
EXC                          10.2x
GNTX                         21.6x
HAYS                         14.2x
INMT                          9.6x
MSX                          10.4x
SMPS                         10.5x
SPD                           9.3x

Average                      11.7x*


[GRAPH APPEARS HERE]

Company                      Market Cap/LTM EBIT
-------                      -------------------
ARV                           9.5x
BDT                          18.7x
DON                          13.1x
DRRA                         15.7x
EXC                           6.1x
GNTX                         21.5x
HAYS                         10.8x
INMT                          8.1x
MSX                           9.9x
SMPS                         11.3x
SPD                           7.4x

Average                       9.5x**


[GRAPH APPEARS HERE]

Company                      Market Cap/LTM EBITDA
-------                      ---------------------
ARV                           5.6x
BDT                          10.9x
DON                           7.5x
DRRA                         10.0x
EXC                           3.7x
GNTX                         19.1x
HAYS                          7.3x
INMT                          5.5x
MSX                           7.8x
SMPS                          6.6x
SPD                           4.4x

Average                       6.1x**


[GRAPH APPEARS HERE]

Company                      Market Cap/LTM EBITDA/(2)/
-------                      --------------------------
ARV                           5.2x
BDT                          10.2x
DON                           5.8x
DRRA                          8.4x
EXC                           3.7x
GNTX                         17.2x
HAYS                          8.9x
INMT                          4.7x
MSX                          10.0x
SMPS                          6.7x
SPD                           3.9x

Average                       5.5x***

---------------
(1) Estimates based on calendarized First Call consensus projections.
(2) Projections were obtained from Value Line and various research reports.
*   Excludes GNTX
**  Excludes BDT, DRRA, and GNTX.
*** Excludes BDT, GNTX, HAYS and MSX

Comparable Public Companies Analysis
--------------------------------------------------------------------------------
Conglomerate with Auto Sales greater than $1.5 billion*

($ in millions)

             1997E Earnings  1998E Earnings    LTM EBITDA     1997E EBITDA   1998E EBITDA   Average
             --------------  --------------   -------------   -------------  ------------   -------
             $4,900-$5,500   $4,600-$5,200    $4,600-$6,400   $4,300-$6,400  $4,100-$6,300  $5,100
Multiple      High 15.9x         14.5x             8.3x            8.3x           7.6x
              Mean 15.2          13.7              6.9             6.6            6.0
              Low  14.2          12.9              5.9             5.5            5.0

Delco Value      $346            $358             $774            $774           $826

---------------------
*  Multiples based on the following companies:  Eaton, ITT Industries and TRW.

Comparable Public Companies Analysis
--------------------------------------------------------------------------------
Conglomerate with Auto Sales greater than $1.5 billion


[GRAPH APPEARS HERE]

Company                 1998 P/E Ratio/(1)/
-------                 -------------------

ALD                     17.2x
ETN                     14.5x
IIN                     13.6x
TEN                     15.5x
TXT                     17.3x
TRW                     12.9x
UTX                     17.5x

Average                 13.7x*


[GRAPH APPEARS HERE]

Company                 Market Cap/LTM EBIT
-------                 -------------------

ALD                     14.1x
ETN                     12.5x
IIN                     11.8x
TEN                     18.7x
TXT                     11.9x
TRW                      9.3x
UTX                     11.5x

Average                 11.2x*


[GRAPH APPEARS HERE]

Company                 Market Cap/LTM EBITDA
-------                 ---------------------

ALD                     10.5x
ETN                      8.3x
IIN                      6.4x
TEN                     12.0x
TXT                      9.4x
TRW                      5.9x
UTX                      7.8x

Average                  6.9x*


[GRAPH APPEARS HERE]

Company                 Market Cap/1997E EBITDA/(2)/
-------                 ----------------------------

ALD                     10.6x
ETN                      8.3x
IIN                      5.9x
TEN                      9.6x
TXT                     11.0x
TRW                      5.5x
UTX                      7.5x

Average                  6.6x*

---------------
(1)  Estimates based on calendarized First Call consensus projections.
(2)  Projections were obtained from Value Line.
 *   For ETN, IIN and TRW only.

--------------------------------------------------------------------------------


                       Comparable Acquisitions Analysis


--------------------------------------------------------------------------------

Comparable Acquisitions Analysis
--------------------------------------------------------------------------------
Anaysis of Delco Acquisition Comparable Multiples - Selected Transactions*

                             [GRAPH APPEARS HERE]

              LTM EBITDA/(1)/     LTM+1 EBITDA        LTM+1 EBIT/(2)/     LTM Sales /1)/       Average
              ---------------     ------------        ---------------     --------------       -------
              $5,800-$6,600       $5,400-$6,600        $5,800-$6,400      $4,300-$7,500        $6,100

Multiple        7.5-8.5x             6.5-8.0x           10.0-11.0x           0.8-1.4x

Delco Value      $774                 $826                 $578               $5,365


-------------------
(1) Using Delco 1997 year end numbers as LTM.
(2) Using Delco 1998 results as LTM+1.
  * All figures exclude outliers.

Comparable Acquisitions Analysis
----------------------------------------------------------------------------------------------------------------------------------
Analysis of Selected Transactions - Acquisition Multiples
(Figures in Millions)

                                                                                          LTM Transaction Multiples
                                                                            Transaction   -------------------------
  Date      Acquiror/Target                   Business Description             Value        Sales   EBITDA    EBIT
--------- ----------------------------    ------------------------           --------       -----   ------   ------
30-Sep-96 Autoliv/Morton International    Auto Unit - Airbags                $2,584.1       1.79x    8.42x   11.01x

18-Jul-96 Johnson Controls/Prince         Auto Interior Trim                  1,350.0       1.74x       NA       NA

31-May-96 Lucas Industries/Varity         Brake Systems/Diesel Engines        2,057.1       0.87x    7.69x   11.76x

28-Feb-96 Robert Bosch/AlliedSignal/(1)/  Vehicle Brake Division              1,500.0       0.71x    8.11x   15.00x

21-Oct-94 Lucas/Lake Center Industries    Switches and Control Panels            87.0       0.70x       NA   15.26x

                                          Maximum                            $2,584.1       1.79x     8.4x    15.3x

                                          Mean                                1,515.6       1.16x     8.1x    13.3x

                                          Minimum                                87.0       0.70x     7.7x    11.0x

                                                                                                   LTM + 1
                                                                            Transaction   --------------------------
  Date      Acquiror/Target                   Business Description             Value      Sales    EBITDA      EBIT
--------- ----------------------------    ------------------------           --------     -----    ------     ------
30-Sep-96 Autoliv/Morton International    Auto Unit - Airbags                $2,584.1     1.76x     8.16x     10.82x

18-Jul-96 Johnson Controls/Prince         Auto Interior Trim                  1,350.0        NA        NA         NA

31-May-96 Lucas Industries/Varity         Brake Systems/Diesel Engines        2,057.1     0.84x     6.85x     10.25x

28-Feb-96 Robert Bosch/AlliedSignal/(1)/  Vehicle Brake Division              1,500.0     0.68x     6.38x     10.00x

21-Oct-94 Lucas/Lake Center Industries    Switches and Control Panels            87.0        NA        NA         NA

                                          Maximum                            $2,584.1     1.76x      8.2x      10.8x

                                          Mean                                1,515.6     1.09x      7.1x      10.4x

                                          Minimum                                87.0     0.68x      6.4x      10.0x

                                                                                                  LTM + 2
                                                                            Transaction   ----------------------
  Date      Acquiror/Target                   Business Description             Value      Sales  EBITDA     EBIT
--------- ----------------------------    ------------------------           --------     -----  ------     ----
30-Sep-96 Autoliv/Morton International    Auto Unit - Airbags                $2,584.1        NA      NA       NA

18-Jul-96 Johnson Controls/Prince         Auto Interior Trim                  1,350.0        NA      NA       NA

31-May-96 Lucas Industries/Varity         Brake Systems/Diesel Engines        2,057.1     0.78x   6.06x    8.98x

28-Feb-96 Robert Bosch/AlliedSignal/(1)/  Vehicle Brake Division              1,500.0        NA      NA       NA

21-Oct-94 Lucas/Lake Center Industries    Switches and Control Panels            87.0        NA      NA       NA

                                          Maximum                            $2,584.1     0.78x    6.1x     9.0x

                                          Mean                                1,515.6     0.78x    6.1x     9.0x

                                          Minimum                                87.0     0.78x    6.1x     9.0x

(1)  Transaction multiples are based on ML estimates

Comparable Acquisitions Analysis
--------------------------------------------------------------------------------
Anaysis of Delco Acquisition Comparable Multiples - Full Group*

                             [GRAPH APPEARS HERE]

              LTM EBITDA/(1)/     LTM EBIT/(1)/       LTM Sales/(1)       Average
              ---------------     -------------       --------------      -------
              $5,000-$6,200       $5,600-$6,700        $3,200-$5,400      $5,400

Multiple        6.5-8.0x            10.0-12.0x           0.6-1.0x

Delco Value      $774                 $559               $5,365

--------------------
(1) Using Delco 1997 year end numbers as LTM.
*All figures exclude outliers.

Comparable Acquisitions Analysis
--------------------------------------------------------------------------------
Analysis of Selected OEM Supplier Acquisitions
(Dollars in Millions)*

                                                                                                OFFER VALUE /     TRANS. VALUE /
                                                                                               -------------- ---------------------
                                                                     OFFER          TRANS.       LTM    LFQ    LTM     LTM     LTM
        TARGET                      ACQUIROR             DATE        VALUE          VALUE      NET INC EQUITY EBITDA   EBIT   SALES
-----------------------   ---------------------------  ---------     ------         ------     ------- ------ ------   ----   -----
Kuhnle, Kopp & Kaush      Borg-Warner Automotive Inc.  15-Sep-97        --             --          --     --     --     --     --
YMOS Plastics Products
  Division                Magna International           9-Sep-97     $101.0         $101.0         --     --     --     --     0.51x
AlliedSignal's Safety     Breed Technologies
  Restraint Business         Inc.                       2-Sep-97     710.00         750.00         --     --     --     --     0.83
ITT-Seat Sub-Systems
  Unit                    Lear Corp.                    4-Aug-97       40.0           40.0         --     --     --     --     0.20
GT Automotive Systems     Dura Automotive Systems       1-Aug-97       45.0           45.0         --     --     --     --     0.64
Eaton-axle & brake
  business                Dana Corp.                    9-Jul-97      287.0          287.0         --     --     --     --     0.46
Dana-Spicer clutch
  business                Eaton                         9-Jul-97      180.0          180.0         --     --     --     --     1.00
Dunlop Cox Ltd. (BTR)     Lear Corp.                    6-Jun-97       60.0           60.0         --     --     --     --     1.53
Keiper Car Seating        Lear Corp.                   27-May-97      234.5          234.5         --     --     --     --     0.38
Tricom Group
  Holdings Ltd.           Magna International          12-May-97       51.7           51.7         --     --     --     --     0.50
Sinter Metals Inc.        GKN Plc                      30-Apr-97      386.0          570.0        65.0x   --    10.1x  17.6x   1.53
MSTI (MascoTech)          Tower Automotive             17-Apr-97       80.0           80.0         --     --     --     --     0.42
Stant Corp.               Tomkins Plc                   9-Apr-97      398.7          593.7        18.6   1.99x   7.1   10.5    0.90
SIMES - Italy             Tower Automotive              2-Apr-97       50.7           50.7         --     --     --     --     0.72
VA Business of Holset
  Eng. (Cummins)          Simpson Industries           26-Mar-97       76.0           76.0         --     --     --     --     1.13
BTI Investments
  Inc.-auto trim          Breed Technologies Inc.      17-Mar-97       70.0           70.0         --     --     --     --     0.65
Georg Naher GmbH          Magna International          14-Mar-97       41.1           41.1         --     --     --     --     0.29
Avon Rubber P.L.C. -
  Tyre Division           Cooper Tire & Rubber         18-Feb-97      110.0          110.0        16.9    --     --     --     0.65
A.O. Smith-Auto
  Products Co.            Tower Automotive             27-Jan-97      625.0          625.0         --     --     6.6   12.6    0.73
GM-Delphi Auto.
  Systems: four
  plants                  Peregrine Inc.                2-Jan-97      100.0          100.0         --     --     --     --     0.10
MST Automotive/TBCA       TRW                          16-Dec-96      418.0          418.0         --     --     --     --     --
Lemmerz                   Hayes Wheel Intl. Inc.        9-Dec-96      365.0          365.0         --     --     --     --     0.81
Sudbury Inc               Intermet Corp                18-Nov-96      198.2          187.1        12.4    --     6.0    8.2    0.62
SCSM Holdings (unit
  of Great Dane)          Mayflower Co plc              8-Nov-96       83.7(Pounds)  100.7(Pounds)11.2    --     6.2    7.3    0.95
Kautex                    Textron                       7-Nov-96      310.0          310.0         --     --     --     --     0.62
UTA-steering
  wheel unit              Breed Technologies Inc.      29-Oct-96      160.0          160.0         --     --     --     --     --
Borealis Industrier
  AB                      Lear Corp.                   18-Oct-96       85.0           85.0         --     --     --     --     0.37
VOFA Group                Dura Automotive Systems      10-Oct-96       60.0           60.0         --     --     --     --     0.52
KPI Auto Group
  (Sparton)               Dura Automotive Systems       3-Oct-96       80.5           80.5         --     --     --     --     0.85
Morton International      Autoliv                      30-Sep-96    1,834.1        2,584.1        12.6    --     8.4   11.0    1.85
Ymos Locks division       Valeo                        27-Sep-96        --             --          --     --     --     --     --
Long Manufacturing
  Ltd.                    Echlin                        5-Sep-96      160.0          160.0         --     --     --     --     0.97
Douglas & Lomason Co.     Magna International          29-Aug-96      134.1          215.0        15.4   1.45    7.3   14.9    0.37
SPX - Sealed Power
  Division                Dana Corp.                   29-Aug-96      235.0          235.0         --     --     7.0   13.8    1.00
Prince Corporation        Johnson Controls             18-Jul-96    1,350.0        1,350.0         --     --     --     --     1.59
Pullman Company           Tenneco Inc.- Monroe Unit    17-Jun-96      328.0          378.0         --     --     8.6   10.3    1.61
Varity                    Lucas Industries             31-May-96    2,031.7        2,054.2        15.0   2.49    7.5   11.3    0.87
Masland Corp.             Lear Seating                 24-May-96      401.6          463.2        22.2   4.06    8.3   11.8    0.99
Davidson Marley PLC       Davidson Overseas
                            Investment                 29-Apr-96       42.2           42.2         --     --     --     --     1.37

Comparable Acquisitions Analysis
--------------------------------------------------------------------------------
Analysis of Selected OEM Supplier Acquisitions
(Dollar in Millions)*

                                                                                                OFFER VALUE /     TRANS. VALUE /
                                                                                               -------------- ---------------------
                                                                     OFFER          TRANS.       LTM    LFQ    LTM     LTM     LTM
        TARGET                      ACQUIROR             DATE        VALUE          VALUE      NET INC EQUITY EBITDA   EBIT   SALES
-----------------------   ---------------------------  ---------     ------         ------     ------- ------ ------   ----   -----
Coltec Automotive         Borg-Warner Automotive Inc.  26-Apr-96      283.0          283.0         --    --      5.2    5.8    1.11
Hayes Wheels
  Intl. Inc.              Motor Wheel                  28-Mar-96      563.6          694.9        17.6   2.30    7.1   10.7    1.14
Capco                     Eaton                        13-Mar-96      144.3          132.4        17.1   1.42    7.9   14.3    0.67
GenCorp's Reinforced
  Plastics Division       Cambridge Industries, Inc.    6-Mar-96        --             --          --    --      --     --     --
Marley Automotive         Magna International           2-Mar-96       53.2(Pounds)   53.2(Pounds) --    --      --     9.7    0.65
AlliedSignal's Light-
  Vehicle Brake           Robert Bosch Gmbh            28-Feb-96    1,500.0        1,500.0         --    --      --     --     0.71
GenCorp's Vibration
  Control Division        BTR                          15-Feb-96       80.0           80.0         --    --      --     --     0.53
Thompson International    McKechnie Plc                17-Jan-96       50.4           65.0         9.0   --      6.5    8.1    0.89
Automotive Moulding
  Co. (70% stake)         Guardian Industries          15-Jan-96      115.0          115.0         --    --      --     --     0.96
Gates Rubber Co.          Tomkins Plc                  14-Dec-95    1,160.0        1,400.0         --    --      8.1    --     0.97
Roth-Freres (75%
  stake)                  Johnson Controls             17-Nov-95      247.0          247.0         --    --      --     7.5    0.41
GKN - Axle Business       Dana Corp.                    2-Nov-95       70.0          116.0         --    --      --     9.7    0.63
American Electronics
  Components              Echlin                       17-Oct-95       54.5           66.7        26.0   2.87    9.9   14.2    1.71
Elco Industries           Textron                       5-Oct-95      185.0          221.9        18.0   2.51    7.4   11.6    0.89
Precision Fabrics
  Group (30% stake)       Masland                       1-Oct-95       55.0           55.0         --    --      --     --     0.32
Larizza Industries        Collins & Aikman             26-Sep-95      143.6          173.8        10.0   7.11    6.7    8.1    0.89
Dyno Industries AS        Walbro Corp.                 27-Jul-95      124.0          124.0         --    --      --     --     0.84
Reydel Industrie SA       Plastic Omnium               18-Jul-95  FFr 642.0    FFr 1,031.0        17.0   --      4.8*    7.7    0.62
Automotive Industries     Lear Seating                 17-Jul-95      635.5          894.4        17.2   2.85    8.2   11.4    1.16
Signet Systems
  (Equion)                Modine Manufacturing         17-Jul-95       54.0           54.0         --    --      --     --     --
Plastifol GmbH            Automotive Industries        13-Jul-95       60.0           60.0         --    --      --     --     0.80
Electro-Wire
  Products Inc.           Alcoa Fujikura               30-Jun-95      400.0          400.0         --    --      --     --     0.93
Form-Rite Automotive      Siebe plc                    29-Jun-95       83.3           89.4        13.3   6.40    7.1    8.4    0.97
Truck Components Inc.     Johnstown America Inds.      14-Jun-95      170.2          256.8        10.6   2.51    4.8    6.1    0.78
Globe Industries Inc.     Rieter Holdings AG           13-Jun-95      160.0          160.0         --    --      --     --     0.62
Hohe GmbH                 Donnelly Corp.                6-Jun-95       47.8          118.0         --    --      --     --     0.54
Plastic Trim Inc.         JPE Inc.                     20-May-95       40.0           40.0         --    --      --     --     0.67
Doehler-Jarvis, Inc.      Harvard Industries           17-May-95      104.0          218.0          NM    NM     7.1   18.8    0.88
Schwitzer Inc.            Kuhlman Corp.                27-Feb-95       97.4          112.7        10.9   3.97    5.0    6.6    0.74
Schrader Automotive       Arvin Ind. & KKR             21-Feb-95       41.0           41.0         --    --      --     --     --
Precision Forged
  Products (FMO)          Borg-Warner                  20-Feb-95       28.0           40.0         --    --      --     --     0.57
Hayes-Dana                Dana Corp.                   14-Feb-95      213.0          213.0        15.5   2.26    6.3   14.0    0.46
Neway Anchorlock
  Intl.                   KKR                          14-Feb-95      105.0          105.0         --    --      --     --     --
Preferred Technical
  Group                   Echlin                       20-Dec-94      190.0          190.0         --    --      --     --     0.76
Lectron Products          Eaton Corp.                  16-Nov-94       82.0           82.0         --    --      --     --     0.64
Trico Products            Stant Corp.                   8-Nov-94      159.1          201.5        19.9   2.07    8.2   17.5    0.57
Lake Center
  Industries              Lucas Industries              3-Nov-94       87.0           87.0         --    --      --    14.5    0.87
VM Motori                 Detroit Diesel               25-Oct-94      126.9          155.4        53.5*  4.47    8.8   19.2    1.06
Gulfstream
  (O'Sullivan)            Automotive Industries        26-Sep-94       51.0           51.0         --    --      6.4   12.1    0.43

Comparable Acquisitions Analysis
--------------------------------------------------------------------------------
Analysis of Selected OEM Supplier Acquisitions
(Dollar in Millions)

                                                                                                OFFER VALUE /     TRANS. VALUE /
                                                                                               -------------- ---------------------
                                                                     OFFER          TRANS.       LTM    LFQ    LTM     LTM     LTM
        TARGET                      ACQUIROR             DATE        VALUE          VALUE      NET INC EQUITY EBITDA   EBIT   SALES
-----------------------   ---------------------------  ---------     ------         ------     ------- ------ ------   ----   -----
Sepi Spa (Fiat SpA)       Lear Seating                 15-Sep-94      160.0          160.0         --    --      --     --     0.46
John Cotton Ltd.          Automotive Industries        19-May-94       33.0           33.0         --    --      9.2    --     0.59
Acustar - Auto
  Soft Trim               Johnson Controls             24-May-94      200.0          200.0         --    --      --     --     --
Rockwell Int'l
  (Auto. Plastics
  Business)               Cambridge Industries          2-May-94      130.0          130.0         --    --      --     --     0.65
JPS Automotive
  Products                Foamex International         28-Apr-94      264.0          272.0        24.5   --      6.5    8.6    0.87
Acustar Electrical
  Wiring                  Yazaki Corp.                 23-Feb-94      225.0          225.0         --    --      --     --     --

                                                                              Mean                16.0x  3.17x   7.31x 11.3x   0.79x
                                                                            Median                16.2x  2.51x   7.17x 11.0x   0.74x


(a) Transaction Value = Offer Value + Preferred Equity at Liquidation Value + Short-Term Debt + Long-Term Debt + Minority Interest - Cash & Marketable Securities - Exercisable Options Proceeds

(b) Summary Multiples exclude numbers that are Negative, Not Available, Not Meaningful, and (*) figures

Note: Values for acquisitions of less than 100% stake have been grossed up to 100%.